SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 30, 2002

                         LEEDS FEDERAL BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

        Federal                           0-23645                56-2062351
(State or Other Jurisdiction       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1101 Maiden Choice Lane, Baltimore, Maryland                              21229
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:        (410) 242-1234



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.      Other Events

        As previously reported on Form 8-K, on August 16, 2001, Leeds Federal Bankshares, Inc. ("Leeds Mid-Tier"), its mutual holding company, Leeds Federal Bankshares, MHC ("Leeds MHC"), and its subsidiary savings bank, Leeds Federal Savings Bank ("Leeds Savings"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Northwest Bancorp, Inc. ("Northwest Mid-Tier"), its mutual holding company, Northwest Bancorp, MHC ("Northwest MHC"), and its subsidiary savings bank, Northwest Savings Bank ("Northwest Bank"). Under the terms of the Merger Agreement, Leeds MHC would be merged with and into Northwest MHC with Northwest MHC as the surviving institution, and Leeds Mid-Tier would be merged with and into Northwest Mid-Tier with Northwest Mid-Tier as the surviving institution. Leeds Mid-Tier stockholders other than Leeds MHC would receive $32.00 in cash for each share of Leeds Mid-Tier. The transaction is subject to certain conditions, including, among others, approval by Leeds Mid-Tier stockholders and Leeds MHC members (if necessary) and applicable regulatory authorities.

        The Merger Agreement provides that either party may terminate the Merger Agreement if the closing date shall not have occurred on or before April 30, 2002, subject to extension in certain circumstances. On April 30, 2002, the parties entered into an Agreement extending the deadline for closing the acquisition until August 28, 2002.

Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

                     The following Exhibits are filed as part of this report:

        Exhibit No.                         Description

            2.1 Agreement and Plan of Merger by and among Northwest Savings Bank, Northwest Bancorp, Inc., Northwest Bancorp, MHC and Leeds Federal Savings Bank, Leeds Federal Bankshares, Inc., and Leeds Federal Bankshares, MHC dated as of August 16, 2001 (incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed on August 24, 2001)

            2.2 Agreement by and among Northwest Savings Bank, Northwest Bancorp, Inc., Northwest Bancorp, MHC and Leeds Federal Savings Bank, Leeds Federal Bankshares, Inc., and Leeds Federal Bankshares, MHC dated as of April 30, 2002

           99.1       Joint Press Release dated April 30, 2002

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            LEEDS FEDERAL BANKSHARES, INC.



DATE: May 9, 2002                      By:  /s/  Dale R. Douglas
                                            ------------------------------------
                                            Dale R. Douglas
                                            Senior Vice President

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

        Exhibit No.                         Description

            2.1 Agreement and Plan of Merger by and among Northwest Savings Bank, Northwest Bancorp, Inc., Northwest Bancorp, MHC and Leeds Federal Savings Bank, Leeds Federal Bankshares, Inc., and Leeds Federal Bankshares, MHC dated as of August 16, 2001 (incorporated by reference to Exhibit 2.1 to the Registrant's Form 8-K filed on August 24, 2001)

            2.2 Agreement by and among Northwest Savings Bank, Northwest Bancorp, Inc., Northwest Bancorp, MHC and Leeds Federal Savings Bank, Leeds Federal Bankshares, Inc., and Leeds Federal Bankshares, MHC dated as of April 30, 2002

           99.1       Joint Press Release dated April 30, 2002